UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 20, 2010
Cornerstone Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50767	04-3523569
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, NC	27518
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 678-6611
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 31, 2010, the Board of Directors (the “Board”) of Cornerstone Therapeutics Inc. (the “Company”) approved, subject to stockholder approval, an amendment and restatement of the Company’s 2004 Stock Incentive Plan, as amended (as amended and restated, the “Plan”) to increase the number of shares of common stock authorized for issuance to a total of 3,233,922 shares, representing an increase of 1,500,000 shares. On May 20, 2010, the Company’s stockholders approved the Plan at the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”).
     The Plan provides for the award of up to 3,233,922 shares of common stock to be granted through incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights (collectively “Awards”). The number of shares available for award is subject to annual increase by the Board on the first day of each fiscal year through 2014. Each such increase may not exceed the lesser of 133,333 shares or 4% of the number of shares of the Company’s common stock outstanding on the first day of the fiscal year in question. If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the Plan.
     Notwithstanding the foregoing, however, no more than 80,000 shares of the Company’s common stock, or such other number of shares as may be determined by a vote of the Company’s independent directors, following a recommendation by the Compensation Committee of the Board (the “Compensation Committee”) or any other committee designated by the Board, may be issued pursuant to all Awards other than options or stock appreciation rights.
     Officers, employees, prospective employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the Plan. The maximum number of shares with respect to which an Award may be granted to any participant under the Plan is 500,000 shares per calendar year.
     The Plan is administered by the Board, which has delegated its authority to administer the Plan to the Compensation Committee.
     The Board is required to make appropriate adjustments in connection with the Plan and any outstanding Awards thereunder to reflect stock dividends, stock splits and certain other events. In the event of a merger, liquidation or other reorganization event (as defined in the Plan), the Board is authorized to provide for outstanding options or other stock-based Awards to be assumed or substituted for, to accelerate the Awards to make them fully exercisable prior to consummation of the reorganization event or to provide for a cash out of the value of any outstanding options. Except as otherwise set forth in the instrument evidencing the applicable Award, if a participant’s employment with the Company is terminated without cause by the Company or an acquiring or successor company or with good reason by the participant (as each of those terms is defined in the Plan) before the first anniversary of the occurrence of a change in control event (as defined in the Plan), then vesting of all options or restricted stock Awards held by such participant shall be accelerated by two years so that they will become exercisable or vested as if the participant had continued to be employed during the two year period following termination. In the case of other stock based Awards, such as stock appreciation rights, the Board may specify the effect of a change in control event at the time of the grant.
     No Award may be made under the Plan after April 7, 2014, but Awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the Plan.
     A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the Company refers you to such exhibit for the complete terms of the Plan, which are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     On May 20, 2010, the Company held its 2010 Annual Meeting of Stockholders to (i) elect eight members to the Board of Directors to serve as directors until the sooner of the election and qualification of their successors or the next annual meeting of stockholders; (ii) approve the 2004 Stock Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder; and (iii) ratify the selection by the Audit Committee of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. For more information about the foregoing proposals, see the Company’s proxy statement dated April 26, 2010.
     As of April 1, 2010, the record date for the Annual Meeting, there were 25,601,668 shares of common stock issued, outstanding and entitled to vote. At the Annual Meeting, 22,791,602 shares of common stock were represented in person or by proxy, constituting a quorum. The certified results of the matters voted on at the Annual Meeting are set forth below.

Proposal No. 1 — Election of Eight Directors.

			Broker
Nominee	For	Withheld	Non-Vote
Craig A. Collardmmt	15,758,782	705,729	6,327,091
Christopher Codeanne	16,347,730	116,781	6,327,091
Michael Enright	16,347,766	116,745	6,327,091
Michael Heffernan	16,347,726	116,785	6,327,091
Alessandro Chiesi	15,622,423	842,088	6,327,091
Anton Giorgio Failla	16,207,471	257,040	6,327,091
Robert M. Stephan	16,366,517	97,994	6,327,091
Marco Vecchia	16,207,625	256,886	6,327,091
     Proposal No. 2 — Approval of the 2004 Stock Incentive Plan, as amended and restated, to increase the number of shares authorized for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
14,869,276	1,556,087	39,148	6,327,091
     Proposal No. 3 — Ratification of the selection by the Audit Committee of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

For	Against	Abstain
22,709,106	67,732	14,764
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     See the Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE THERAPEUTICS INC.
Date: May 26, 2010	By:	/s/ Andrew K. W. Powell
Andrew K. W. Powell
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Document
Exhibit 10.1	Cornerstone Therapeutics Inc. 2004 Stock Incentive Plan, as Amended and Restated May 20, 2010.